UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________

FORM 8-K
____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2011

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas  77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Joseph A. Mills, Chief Executive Officer of Eagle Rock Energy G&P, LLC (“G&P LLC”), which is the general partner of the general partner of Eagle Rock Energy Partners, L.P. (the “Partnership”), and Jeffrey P. Wood, Senior Vice President and Chief Financial Officer of G&P LLC, will be presenting at the 2011 Wells Fargo Securities Pipeline MLP and E&P, Services & Utility Symposium in New York on Tuesday, December 6, 2011 at 10:35 a.m. Eastern Time. The presentation materials will be available on the Partnership’s website at www.eaglerockenergy.com, under the Investor Relations tab beginning the morning of December 6, 2011.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, the Partnership announced today that its executives, certain board members, and other members of senior management will ring the closing bell at the NASDAQ MarketSite on Wednesday, December 7, 2011 at 4:00 p.m. Eastern Time to celebrate its fifth year anniversary as a publicly-traded partnership.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Item 7.01 and the attached Exhibit 99.1 that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Partnership in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors the Partnership believes are appropriate under the circumstances. Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond the Partnership's control. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership's actual results and plans could differ materially from those implied or expressed by any forward-looking statement.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. For a detailed list of the Partnership's risk factors and other cautionary statements, including without limitation risks related to the production, gathering, processing, marketing, and trading of natural gas and natural gas liquids, please consult the Partnership's Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2010, and Quarterly Reports on Form 10-Q, filed with the SEC for subsequent quarters, as well as any other public filings and press releases.

The information in Item 7.01 of this Current Report on Form 8-K and the attached Exhibit 99.1 is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01                            Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Eagle Rock Energy Partners, L.P. dated November 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: November 30, 2011	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of Eagle Rock Energy Partners, L.P. dated November 30, 2011.